Exhibit 99.1

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PRESENTATION TO FIXED INCOME INVESTORS

OCTOBER 2011

DISCLAIMER

[]   This presentation includes certain "forward-looking statements" within the meaning of The U. S. Private Securities Litigation Reform Act of 1995.

[]   These statements are based on current expectations and currently available information.

[]   Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota
     Motor Corporation and Toyota Motor Credit Corporation

[]   We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.

[]   This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus and related documentation.

TOYOTA' S GLOBAL BUSINESSES

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TMC CONSOLIDATED FINANCIAL RESULTS

                           Fiscal Year Ended March 31,
(JPY billions)              2009       2010     2011
------------------------ ---------- -------- ----------
Net Revenues             20,529.5   18,950.9 18,993.6
Operating Incom e (Loss)    (461.0)    147.5   468.2
Net Incom e (Loss)         (437.0)    209.4    408.1

Sources: Toyota Motor Corporation FY 2010 Financial Summary and FY 2011
Financial Summary

TMC CONSOLIDATED BALANCE SHEET

                                                       FY2010                    FY2011
(JPY billions)                           As of March 31, 2010      As of March 31, 2011
---------------------------------------- ------------------------ ----------------------
 Current assets                                        13,073.6                11,829.8
 Noncurrent finance receivables, net                    5,630.7                 5,556.7
 Investment and other assets                            4,934.1                 6,122.5
 Property, plant and equipment, net                     6,710.9                 6,309.2
                                         ======================== ======================
Total Assets                                           30,349.3                29,818.2
                                         ======================== ======================
 Liabilities                                           19,418.8                18,898.1
 Shareholders' equity                                  10,930.4                10,920.0
                                         ======================== ======================
Total Liabilities and Shareholders' Equity             30,349.3                29,818.2
                                         ======================== ======================

Source: Toyota Motor Corporation FY2011 Financial Summary

PRODUCTION UPDATE

[]   Toyota Motor Corporation has revised its production schedule following the disruptions caused by the March 2011 Japanese earthquake and tsunami

[]   Japan production returned to normal levels in July

[]   North American production has returned to 100%

--   The following twelve core models account for nearly 70% of Toyota's U. S.
     sales:

     Avalon     RX 350
      Camry    Sequoia
     Corolla    Sienna
Highlander      Tacoma
     Matrix     Tundra
     RAV 4      Venza

TOYOTA MOTOR SALES, USA

[]   Product refresh cycle is high: 10 all-new or refreshed models for 2011

[]   Industry-leading investment in next-generation technologies in power-train, safety and production

--   TMS has the most fuel-efficient line-up of any full-line OEM

--   8 hybrid models in TMS line-up and 73% share of the U. S. hybrid market (1)

[]   Recent and upcoming vehicle launches:

--   Lexus CT200h

--   Camry and Camry Hybrid

--   Prius v

--   Scion iQ

--   Refreshed Corolla/Matrix

--   Yaris

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(1)  As of July 31, 2011

TOYOTA MOTOR SALES, USA (2)

Lexus GS 350

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Camry and Camry Hybrid

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TOYOTA MOTOR SALES, USA (3)

Prius v

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Scion iQ

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TOYOTA MOTOR SALES, USA (4)

Lexus LFA

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Scion FR-S Concept

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TOYOTA FINANCIAL SERVICES

TFS GROUP GLOBAL PRESENCE

34 COUNTRIES AND REGIONS WORLDWIDE

TOYOTA MOTOR CREDIT CORPORATION (TMCC)

TOYOTA MOTOR CORPORATION (TMC)

TOYOTA FINANCIAL SERVICES CORPORATION (TFSC)

TOYOTA MOTOR CREDIT CORPORATION (TMCC)

[]   Over 4.0 million active finance contracts (1)

[]   AA-(2)/Aa3(3) rated captive finance company

[]   Credit support agreement structure with TFSC/TMC

(1)  As of June 30, 2011 (2) Outlook negative (3) Outlook stable

CREDIT SUPPORT AGREEMENTS

[]   Securities* issued by TMCC (and various other TFSC subsidiaries) have the benefit of a credit support agreement with TFSC

--   TFSC will own 100% of TMCC

--   TFSC will cause TMCC to maintain a tangible net worth of at least $100,000 as long as covered securities are outstanding

--   If TMCC determines it will be unable to meet its payment obligations on any securities, TFSC will make sufficient funds available to TMCC to ensure that all such payment obligations are paid as due

--   Agreement cannot be terminated until (1) repayment of all outstanding securities or (2) each rating agency requested by Toyota to provide a rating has confirmed no change in rating of all such securities

[]   TFSC in turn has the benefit of a credit support agreement with Toyota
     Motor Corporation ("TMC")

--   Same key features as TFSC/TMCC credit support agreement

--   TMC will cause TFSC to maintain a tangible net worth of at least JPY10mm as long as covered securities are outstanding

[]   TFSC's and/or TMC's credit support obligations will rank pari passu with all other senior unsecured debt obligations

*    Securities defined as outstanding bonds, debentures, notes and other investment securities and commercial paper, but does not include asset-backed securities issued by TMCC's securitization trusts.

TMCC PRODUCTS AND SERVICES

         Consumer                Dealer        Commercial             Insurance
            Finance             Finance             Finance
------------------- ------------------- ------------------- ---------------------
[] Retail           []Wholesale         [] Forklift         [] Service Agmts
[]Lease             [] Real Estate      [] Hino Medium Duty [] Ext. Warranty
                    [] Working Capital  [] Retail           [] Guaranteed Auto
                    [] Revolving Credit ([]) Lease             Protection
                       Lines                                []Roadside Assistance

TMCC FINANCIAL PERFORMANCE - SELECT DATA

                                                                             Three Month
                                           Fiscal Year Ended March 31,            Ended
                                                                                 June 30,
(USD m illions)                     2008         2009   2010            2011       2011
----------------------------------- ------ ------------ -------------- ----- ------------
Total Financing Revenues            8,192        8,800  8,163          8,064       1,920
   add: Other Incom e                686           432   680            779         190
   less: Interest Expense           7,450         7,132 5,587          4,967       1,282
                 and depreciation
Net Financing Revenues              1,428        2,100  3,256          3,876       828
                 and Other Revenues
Net Incom e (Loss)                   (223)        (623) 1,063          1,853       465

Source: TMCC March 31, 2011 10-K and June 30, 2011 10-Q

TMCC EARNING ASSET COMPOSITION

Managed Assets (USD billions)

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Source: TMCC March 31, 2011 10-K and June 30, 2011 10-Q

EXTENSIVE FIELD ORGANIZATION

[]   Decentralized dealer and field support

[]   Centralized servicing and collections (circled)

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TMCC Financial Performance - Select Data

(USD millions)	Fiscal Year Ended March 31, 2008	2009	2010	2011	Three Month Ended June 30, 2011
Over 60 Days Delinquent (1)	0.59%	0.68%	0.45%	0.26%	0.32%
Allowance for Credit Losses (1) (2)	0.97%	2.51%	2.31%	1.13%	0.89%
Net Credit Losses (3)	0.91%	1.37%	1.03%	0.52%	0.05%

(1) Percentage of gross earning assets
(2) The quotient of allowance for credit losses divided by the sum of gross finance receivables (net finance receivables less allowance for credit losses) plus gross investments in operating leases (net investments in operating leases less allowance for credit losses)
(3) Percentage of average gross earning assets annualized

Note: All percentage figures calculated for fiscal years 2007, 2008 and 2009 were based on a 150-day charge-off policy, which was changed to 120 days in fiscal 2010

Source: TMCC March 31, 2011 10-K and June 30, 2011 10-Q

19

TMCC Retail Loan Collateral and ABS Transactions

CREDIT DECISIONING AND COLLECTIONS

[]   Major adjustments to credit decisioning implemented beginning in late 2007

--   Identification and elimination of least desirable segments

[]   Renewed focus on core Toyota and Lexus business

[]   Rededication of collections strategy and staff

--   Re-trained staff and out-sourced high risk collections

--   Emphasis on early intervention

--   Optimization of staff and technology resources

CREDIT: RESULTS*

[]   Retail loan credit performance has shown significant improvement

--   Portfolio-level performance trends show general improvement

--   Recent vintages outperforming older cohorts

Cumulative Net losses: Annual Origination Vintages

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* Abbreviated for presentation purposes.

Source: Company reports

Managed Portfolio Performance

TMCC Retail Loan Delinquency Experience [1]

	At September 30,		At March 31,				
	2011	2010	2011	2010	2009	2008	2007
Outstanding Contracts (2)	3,167,374	3,164,774	3,189,591	3,093,894	3,050,178	2,942,565	2,681,902
Number of Accounts Past Due in the following categories							
30 - 59 days	48,619	60,338	43,070	55,123	57,547	54,219	40,967
60 - 89 days	10,766	13,695	8,588	11,722	13,327	13,010	9,571
Over 89 days	9,456	11,067	9,153	10,953	11,797	9,575	6,216
Delinquencies as a Percentage of Contracts Outstanding (3)							
30 - 59 days	1.53%	1.91%	1.35%	1.78%	1.89%	1.84%	1.53%
60 - 89 days	0.34%	0.43%	0.27%	0.38%	0.44%	0.44%	0.36%
Over 89 days	0.30%	0.35%	0.29%	0.35%	0.39%	0.33%	0.23%

(1) The historical delinquency data reported in this table includes all retail vehicle installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.
(2) Number of contracts outstanding at end of period.
(3) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to be past due if less than 90% of such payment is made.

Source: Company reports

23

Performance – Retail Loan

TMCC Managed Portfolio Net Loss and Repossession Experience (dollars in thousands) (1)

	For the 6 Months Ended September 30,		For the Fiscal Years Ended March 31,				
	2011	2010	2011	2010	2009	2008	2007
Principal Balance Outstanding (2)	$45,050,980	$44,780,390	$45,053,303	$43,234,740	$43,485,623	$42,313,780	$37,487,787
Avg. Principal Balance Outstanding (3)	$45,052,141	$44,007,565	$44,144,021	$43,360,181	$42,899,702	$39,900,783	$34,929,981
# of Contracts Outstanding	3,167,374	3,164,774	3,189,591	3,093,894	3,050,178	2,942,565	2,681,902
Average # of Contracts Outstanding (3)	3,178,483	3,129,334	3,141,743	3,072,036	2,996,372	2,812,234	2,526,991
# of Repossessions (4)	21,378	33,138	64,710	79,637	81,270	65,785	48,537
# of Repossessions as a % of the Avg. # of Contracts Outstanding (8)	1.35%	2.12%	2.06%	2.59%	2.71%	2.34%	1.92%
Gross Charge-Offs (5)(7)	$120,374	$240,803	$447,159	$724,212	$897,508	$608,689	$388,075
Recoveries (6)	$43,550	$53,560	$98,105	$116,892	$87,182	$68,511	$66,319
Net Losses	$76,824	$187,243	$349,054	$607,320	$810,326	$540,178	$321,756
Net Losses as a Percentage of Average Principal Balance Outstanding (8)	0.34%	0.85%	0.79%	1.40%	1.89%	1.35%	0.92%

(1) The net loss and repossession data reported in this table includes all retail installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.
(2) Principal Balance Outstanding includes payoff amount for simple interest contracts and net principal amount for actuarial contracts.
(3) Average of the principal balance or number of contracts outstanding as of the beginning and end of the indicated periods.
(4) Includes bankrupt repossessions but excludes bankruptcies.
(5) Amount charged-off is the net remaining principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge-offs.
(6) Includes all recoveries from post-disposition monies received on previously charged-off contracts including any proceeds from the liquidation of the related vehicle after the related charge-off. Also includes recoveries for dealer reserve charge-offs and chargebacks.
(7) Beginning in February 2010, Toyota Motor Credit Corporation changed its charge-off policy from 150 days past due to 120 days past due.
(8) Annualized.

Source: Company reports

24

Origination Profile

TMCC Retail Auto Loan Originations*

Origination Year	2006	2007	2008	2009	2010
Number of Pool Assets	960,111	1,070,814	1,070,411	824,133	956,010
Original Pool Balance	20,318,711,020	23,723,872,435	23,938,411,965	17,974,710,305	21,924,552,881
Average Initial Loan Balance	21,163	22,155	22,364	21,810	22,933
Weighted Average Interest Rate	7.86%	7.64%	6.03%	5.69%	3.91%
Weighted Average Original Term	62	62	63	62	62
Weighted Average FICO	705	708	723	737	738
Geographic Concentrations: (Top 5 States)					
	CA-23.5%	CA-22.9%	CA-20.7%	CA-18.9%	CA-18.0%
	TX-10.4%	TX-11.0%	TX-12.0%	TX-12.1%	TX-13.1%
	NY-5.4%	NY-5.1%	NY-4.8%	NY-5.4%	NY-5.2%
	VA-5.1%	NJ-4.8%	NJ-4.5%	NJ-5.2%	NJ-4.7%
	NJ-4.8%	VA-4.3%	IL-4.3%	IL-4.3%	VA-4.5%
Distribution of Assets by Interest Rate: (1)					
<2.0%	8.9%	11.3%	15.9%	17.1%	35.2%
2.0%-3.99%	10.5%	8.9%	14.7%	17.9%	22.8%
4.0%-5.99%	11.1%	11.6%	20.4%	21.2%	19.3%
6.0%-7.99%	31.2%	31.8%	26.2%	23.9%	13.6%
8.0%-9.99%	17.3%	18.2%	12.6%	11.3%	4.1%
10.0%-11.99%	7.1%	6.0%	3.7%	3.5%	1.7%
12.0%-13.99%	3.0%	2.5%	2.1%	1.7%	0.9%
14.0%-15.99%	2.9%	2.4%	1.3%	1.0%	0.7%
16.0% +	8.1%	7.4%	3.0%	2.3%	1.8%
Total	100.0%	100.0%	100.0%	100.0%	100.0%
Share of Original Assets:					
% Non-Toyota, Non-Lexus	7.7%	7.2%	6.1%	4.8%	4.9%
% 72+ Month term	0.4%	7.7%	20.6%	15.1%	9.8%
% Used	24.2%	23.4%	25.4%	29.5%	30.6%

(1) Percentages may not add to 100% due to rounding

* Abbreviated for presentation purposes. Please refer to the Prospectus Supplement dated September 21, 2011 for complete data and footnotes

25

ORIGINATION CHARACTERISTICS*

APR Distribution

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Weighted Average FICO

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Weighted Average Original Term

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New vs. Used

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* Abbreviated for presentation purposes. Please refer to the Prospectus
Supplement dated September 21, 2011 for complete data and footnotes

ABS Deal Comparison[1]

Toyota Auto Owners Trust (TAOT)

Series	2010-A	2010-B	2010-C	2011-A	2011-B [2]
Number of Pool Assets	105,045	146,003	104,874	77,857	111,163
Original Pool Balance ($)	1,329,787,698	1,842,107,232	1,344,094,647	1,038,130,389	1,573,816,681
Average Initial Loan Balance ($)	12,659	12,617	12,816	13,334	14,158
Weighted Average Interest Rate	5.82%	5.63%	4.06%	3.57%	2.99%
Weighted Average FICO	748	749	755	755	755
Original Term (months)	62	62	60	60	60
Geographic Concentrations: (Top 5 States)					
	CA-23.8%	CA-21.3%	CA-19.5%	CA-19.0%	CA-18.9%
	TX-13.7%	TX-12.8%	TX-11.5%	TX-12.2%	TX-12.0%
	NY-6.2%	PA-5.6%	PA-5.9%	PA-5.4%	PA-4.8%
	IL-5.0%	NJ-4.6%	MD-4.8%	IL-4.6%	NY-4.6%
	NJ-4.8%	MD-4.5%	IL-4.6%	MD-4.5%	IL-4.5%
Share of Original Assets:					
% Non-Toyota, Non-Lexus	0.0%	0.0%	0.0%	0.0%	0.0%
% 72+ Month term	0.0%	0.0%	0.0%	0.0%	0.0%
% Used	24.3%	24.6%	19.5%	20.3%	23.8%

(1) Abbreviated for presentation purposes. Please refer to our most recent Prospectus Supplement dated September 21, 2011 for complete data and footnotes

(2) Data based upon statistical pool

27

TAOT DEAL PERFORMANCE

As of October 15, 2011 Payment Date

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(1)  Moody's cumulative net loss assumption at initial transaction rating. On
     September 15, 2011, Moody's announced that it had decreased the transaction
     CNL assumptions to 0.45% -0.70% for 2010-A and 2010-B and 0.35% -0.60% for
     2010-C.

Source: Company reports

TMCC FUNDING PROGRAMS

EXCEPTIONAL LIQUIDITY

[]   A-1+/P-1 Direct Commercial Paper Program

[]   Backed by $ 13 billion multi-party back-stop credit facilities: $ 5 billion
     364-day; $ 5 billion 3-year; $ 3 billion 5-year

[]   $ 9.3 billion Short-term Investment Portfolio (1)

[]   Over $ 30 billion in salable retail loan receivables

[]   Access to various domestic and international term markets

[]   Billions of additional capacity in Global Benchmark Markets

[]   Inter-company lending infrastructure

[]   Credit Support Agreements: TMCC []TFSC []TMC

(1)  Average balance for quarter ended June 30, 2011

Source: TMCC June 30, 2011 10-Q

TMCC Funding Program Objectives

[]  TMCC is committed to:

--   Maintaining funding diversity and exceptional liquidity

--   Issuing into strong demand with attractive deals

--   Identifying and developing new markets and investor relationships

--   Responding quickly to opportunities with best-in-class execution

DIVERSITY IN DEBT OFFERINGS

TMCC TERM DEBT OUTSTANDING

By Deal Type

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units in USD millions

By Currency

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units in USD millions

As of September 30, 2011

Source:Company Reports

FUNDING FLEXIBILITY

Focus on More Diverse Maturities in USD Issuance (1)

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(1)  Unsecured U.S. MTN issuance, excluding Structured Notes and Retail Notes.

(2)  As of October 12, 2011

Source:Company Reports

KEY INVESTMENT HIGHLIGHTS

[]   Financial strength supported by strong credit ratings

[]   Transparent business model with exceptional liquidity

[]   Rational funding programs with long term perspective

--   Diversification in bond offerings

--   Focus on proactively meeting needs of market -- Strong emphasis placed on flexibility and responsiveness

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